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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         Each of the undersigned directors and/or officers of TEAM America Corporation, an Ohio corporation (the "Corporation") hereby appoints Kevin T. Costello or Thomas Gerlacher as the undersigned's true and lawful attorneys-in-fact, or either of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") to register under the Securities Act of 1993, as amended, a maximum of 5,925,925 shares of common stock, no par value, of the Corporation, in connection with the Agreement and Plan of Merger by and between the Corporation, its wholly owned subsidiary TEAM Merger Corporation and Mucho.com, Inc., and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 8th day of August, 2000.


SIGNATURE                                   TITLE
/s/ Kevin T. Costello             President and Chief Executive Officer and Director
--------------------------        (Principal Executive Officer)
Kevin T. Costello

/s/ Thomas Gerlacher              Vice President of Finance, Chief Financial Officer and Treasurer
--------------------------        (Principal Financial and Accounting Officer)
Thomas Gerlacher

/s/ William W. Johnston           Chairman of the Board
--------------------------
William W. Johnston

/s/ Crystal Faulkner              Director
--------------------------
Crystal Faulkner

/s/ M. R. Swartz                  Director
--------------------------
M. R. Swartz